UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2011

Global Gate Property Corp.
 (Exact name of registrant as specified in its charter)

Nevada	000-52330	20-3305472
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

400 Park Avenue, Suite 1440
New York, New York 10022
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 660-6964

2519 East Kentucky Ave.
Denver, Colorado 80209
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

On March 14, 2011, Global Gate Property Corp.’s ( the “Company”) management, after a discussion with the SEC regarding the Company’s accounting treatment related to its noncontrolling interest in its 51% owned subsidiary’s earnings, determined that the accounting for its noncontrolling interest as it relates to its subsidiary was incorrect and not in accordance with the provisions of SFAS No. 160, Noncontrolling Interest in Consolidated Financial Statements – an amendment of ARB No. 51, superseded by ASC 810-10-65 and recommended to the Board of Directors of the Company, that the Company’s audited financial statements for the fiscal year ended December 31, 2009, and its unaudited quarterly financial statements for the quarterly periods ended March 31, 2009, June 30, 2009, September 30, 2009, March 31, 2010, June 30, 2010 and September 30, 2010 should no longer be relied upon.

This change in accounting treatment resulted in a restatement of accumulated deficit, additional paid in capital and noncontrolling interest on the Company’s balance sheets, and noncontrolling interest and net income (loss) attributable to common stockholders on the Company’s statements of operations for the periods prior to January 1, 2009.

The Board of Directors of the Company agreed with the Company’s management and the Company restated its financial statements as follows:

	As Previously
Balance Sheets:	Reported	Restatement	As Restated

December 31, 2008
Additional paid in capital	$90,803	$(41,900)	$48,903
Accumulated deficit	(205,355)	(63,789)	(269,144)
Noncontrolling interest	(105,689)	105,689	-

March 31, 2009
Additional paid in capital	$15,803	$(15,803)	$-
Accumulated deficit	(188,117)	(89,886)	(278,003)
Noncontrolling interest	(122,705)	105,689	(17,016)

June 30, 2009
Additional paid in capital	$15,803	$(15,803)	$-
Accumulated deficit	(246,564)	(89,886)	(336,450)
Noncontrolling interest	(170,089)	105,689	(64,400)

September 30, 2009
Additional paid in capital	$9,691	$(9,691)	$-
Accumulated deficit	(222,853)	(95,998)	(318,851)
Noncontrolling interest	(142,250)	105,689	(36,561)

	As Previously
Balance Sheets:	Reported	Restatement	As Restated

December 31, 2009
Additional paid in capital	$9,691	$(9,691)	$-
Accumulated deficit	(219,499)	(95,998)	(315,497)
Noncontrolling interest	(133,596)	105,689	(27,907)

March 31, 2010
Additional paid in capital	$9,691	$(9,691)	$-
Accumulated deficit	(197,548)	(95,998)	(293,546)
Noncontrolling interest	(103,117)	105,689	2,572

June 30, 2010
Additional paid in capital	$432,862	$(9,691)	$423,171
Accumulated deficit	(240,801)	(95,998)	(336,799)
Noncontrolling interest	(123,543)	105,689	(17,854)

September 30, 2010
Additional paid in capital	$432,862	$(9,691)	$423,171
Accumulated deficit	(407,568)	(95,998)	(503,566)
Noncontrolling interest	(133,258)	105,689	(27,569)

Statements of Operations:

Three Months ended March 31, 2008
Net income	$94,088	$-	$94,088
Less: Net (income) loss attributable to
noncontrolling interest	(55,312)	55,312	-
Net income attributable to
common stockholders	38,776	55,312	94,088
Basic and diluted income per common share	0.00	0.01	0.01

Three Months ended June 30, 2008
Net loss	$(20,232)	$-	$(20,232)
Less: Net (income) loss attributable to
noncontrolling interest	7,182	(7,182)	-
Net loss attributable to
common stockholders	(13,050)	(7,182)	(20,232)
Basic and diluted loss per common share	0.00	-	0.00

	As Previously
Statements of Operations:	Reported	Restatement	As Restated

Six Months ended June 30, 2008
Net income	$73,856	$-	$73,856
Less: Net (income) loss attributable to
noncontrolling interest	(48,130)	48,130	-
Net income attributable to
common stockholders	25,726	48,130	73,856
Basic and diluted income per common share	0.00	0.01	0.01

Three Months ended September 30, 2008
Net loss	$(139,416)	$-	$(139,416)
Less: Net (income) loss attributable to
noncontrolling interest	62,171	(62,171)	-
Net loss attributable to
common stockholders	(77,245)	(62,171)	(139,416)
Basic and diluted loss per
common share	(0.01)	(0.01)	(0.02)

Nine Months ended September 30, 2008
Net loss	$(65,560)	$-	$(65,560)
Less: Net (income) loss attributable to
noncontrolling interest	14,041	(14,041)	-
Net loss attributable to
common stockholders	(51,519)	(14,041)	(65,560)
Basic and diluted loss per common share	(0.01)	-	(0.01)

Year ended December 31, 2008
Net income	$61,217	$-	$61,217
Less: Net (income) loss attributable to
noncontrolling interest	(53,583)	53,583	-
Net income attributable to
common stockholders	7,634	53,583	61,217
Basic and diluted income per
common share	0.00	0.01	0.01

Concurrently with this filing, the Company is amending its annual report on Form 10-K for the year ended December 31, 2009 and its quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009, September 30, 2009, March 31, 2010,  June 30, 2010 and September 30, 2010.

The Company’s management and Board of Directors reached their conclusions in consultation and with the concurrence of the Company’s independent registered public accounting firm, Davis, Graber, Plotzker & Ward, LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 28, 2011

GLOBAL GATE PROPERTY CORP.

By:	/s/ Gary S. Ohlbaum
Gary S. Ohlbaum
President, Chief Executive Officer and Chief
Financial Officer